INTEREST EXPENSE (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
INTEREST EXPENSE
Interest on loans	$ 20,017	$ 18,371	$ 13,057
Accrued interest on unrecognized tax benefits	576	457	200
Amortization of debt issuance costs	191	19	19
Interest to original shareholders of acquired subsidiaries	1,126	2,503	129
Interest on loans from third parties	4,757	2,567	2
Bank charges	1,340	672	342
Others	63	168	106
Total	$ 28,070	$ 24,757	$ 13,855